Exhibit 99.1

INFINITY ENERGY RESOURCES, INC.

AMEGY BANK NATIONAL ASSOCIATION

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 28th day of February 2012 by and among Infinity Energy Resources, Inc., a Delaware corporation (the "Company"), and Amegy Bank National Association, a national banking association ("Amegy" or the "Purchaser"), and for the specific purposes set forth herein, by the Company's Subsidiaries.

RECITAL

At the Closing, Amegy desires to purchase from the Company, and the Company desires to sell and issue to Amegy, for the consideration set forth herein, (i) 130,000 shares of Series A Preferred Stock and (ii) 2,000,000 shares of Common Stock, all pursuant to the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1.           Transactions; Closing.

1.1      Certificate of Designation. The Company will adopt and file with the Secretary of State of the State of Delaware on or before the Closing the Certificate of Designation in the form of Exhibit A attached to this Agreement (the "Certificate").

1.2      Sale and Issuance of the Shares. Subject to the terms and conditions of this Agreement, Amegy agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, (i) 130,000 shares of the Series A Preferred Stock in conversion, exchange and payment in full of $13,000,000 of the Amegy Debt and (ii) 2,000,000 shares of the Common Stock in conversion, exchange and payment in full of $2,000,000 of the Amegy Debt.

1.3      Amegy Debt Documents, Letter of Credit Releases, Debt Forgiveness, Warrant Cancellation and Lien Release. Subject to the terms and conditions of this Agreement, at the Closing, each of the Company and the Purchaser agrees that (i) each of the Amegy Debt Documents and the various other instruments and documents executed in connection therewith (other than the Amegy Letters of Credit, each of which shall remain in effect until their respective dates of termination) shall automatically terminate and be of no further force or effect without any further action on the part of the Company or any other person, (ii) the balance of any remaining Amegy Debt after giving effect to the sale and issuance of the Shares as set forth in Section 1.2 (comprised of at least $2,200,000) shall be forgiven and extinguished in full, (iii) the Company shall be released from any obligations arising in connection with any amounts payable by Amegy under the Amegy Letters of Credit, which upon such release will be extinguished in full, (iv) Amegy shall surrender the Amegy Warrant for cancellation and (v) all liens and security interests of the Purchaser on any property, assets, rights or interests of any kind of the Purchaser shall automatically terminate without any further action on the part of the Purchaser.

1.4      Comanche and Erath Counties Properties. Notwithstanding the foregoing provisions of this Section 1.3, Amegy shall assign to the Company all liens and security interests of the Purchaser on any property, assets, rights or interests of any kind relating to the real properties located in Comanche and Erath Counties in Texas. The Company shall provide to the Purchaser within 30 calendar days following the Closing Date, a Consent to Assignment of Liens, Substitution of Indebtedness and Ratification of Substituted Indebtedness and Lien in form and content satisfactory to the Purchaser executed and acknowledged by the Company and Xstar Resources LLC, pertaining to the properties located in Comanche and Erath Counties in Texas acquired by Xstar Resources LLC from the Company pursuant to that certain Purchase and Sale Agreement entered into as of December 7, 2011, between, among others, the Company and Xstar Resources LLC and that certain Secured Promissory Note dated December 7, 2011, executed by Xstar Resources LLC payable to the Company in connection therewith.

1.5      Closing. The closing of the actions set forth in Section 1.2 and Section 1.3 shall take place at the offices of Fulbright & Jaworski L.L.P. in Houston, Texas at 10:00 a.m. (Central Time), on March 6, 2012, or at such other time and place as the Company and the Purchaser mutually agree upon orally or in writing (which time and place are designated as the "Closing" and the date of the Closing shall be designated as the "Closing Date").

1.6      Defined Terms Used in this Agreement. In addition to the terms defined above or elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

"Affiliate" means, with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, including, without limitation, any partner, officer, director, or member of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

"Amegy Debt" means all indebtedness owed by the Company to Amegy as of the Closing Date under the Amegy Loan Agreement, the Amegy Notes or otherwise.

"Amegy Debt Documents" means the Amegy Loan Agreement, the Amegy Notes, the Guaranty described in Section 5.7 and the Amegy Warrant.

"Amegy Letters of Credit" means the Letter of Credit No. SC 5783 issued on March 13, 2009, and the Letter of Credit No. SC 5784, issued on March 13, 2009, each issued by Amegy to Banco de America Central S.A., as beneficiary, as each of the same may have been amended, restated, supplemented or otherwise modified from time to time.

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"Amegy Loan Agreement" means the Loan Agreement, dated January 9, 2007, among the Company, certain Subsidiaries and Amegy, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

"Amegy Notes" means each of the Revolving Promissory Note dated January 9, 2007, and the Forbearance Period Advance Note dated February 16, 2011, issued by the Company to Amegy, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

"Amegy Warrant" means the Warrant No. I AB dated February 16, 2011, issued by the Company to Amegy, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

"Common Shares" means the shares of Common Stock purchased at the Closing by the Purchaser.

"Common Stock" means the Company's common stock, $0.0001 par value per share.

"Company SEC Documents" means the reports and any other documents filed by the Company on or before the Closing Date with the Securities and Exchange Commission pursuant to the Securities Act and the Securities Exchange Act.

"Director" means a director of the Company or a director, manager or a holder of any equivalent position in any Subsidiary.

"Governmental Authority" means any: (a) nation, state, county, city, district or other similar jurisdiction of any nature; (b) federal, state, local or foreign government; (c) governmental or quasi governmental authority of any nature (including any governmental agency, branch, commission, bureau, instrumentality, department, official, entity, court or tribunal); (d) multi national organization or body; or (e) body or other Person entitled by applicable Law to exercise any arbitrative, administrative, executive, judicial, legislative, police, regulatory or Taxing authority or power.

"Investor Rights Agreement" means the Investor Rights Agreement among the Company and the Purchaser, dated as of the Closing Date, in the form of Exhibit B attached to this Agreement.

"Law" means any applicable provision of any constitution, treaty, statute, law (including the common law), rule, writ, judgments, decrees, injunctions, regulation, ordinance, code or order enacted, adopted, issued or promulgated by any Governmental Authority.

"Material Adverse Effect" means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company or any of its Subsidiaries, taken as a whole.

"Off-Shore" means Offshore Finance, LLC, a Nevada limited liability company.

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"Off-Shore Debt" means all indebtedness owed by the Company to Off-Shore as of the Closing Date under the Off-Shore Securities Purchase Agreement, the Off-Shore Note or otherwise.

"Off-Shore Note" means the Subordinate Secured Promissory Note dated March 23, 2009, issued by the Company to Off-Shore, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

"Off-Shore Securities Purchase Agreement" means the Securities Purchase Agreement dated March 23, 2009, between the Company to Off-Shore, as the same may have been amended, restated, supplemented or otherwise modified from time to time.

"Off-Shore Series B Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of the Closing Date, between the Company and Off-Shore, in the form of Exhibit C attached to this Agreement.

"Permitted Encumbrances" means (a) Encumbrances for Taxes and other governmental charges and assessments that are not yet due and payable, and Encumbrances for current Taxes and other charges and assessments of any Governmental Authority that may thereafter be paid without penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company's consolidated books and records, (b) Encumbrances of landlords and Encumbrances of carriers, warehousemen, mechanics and materialmen and other like Encumbrances arising in the ordinary course of business securing payments not yet due and payable or being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Company's consolidated books and records, (c) other Encumbrances or imperfections of title to or on property that are not material in amount and do not materially detract from the value of or impair in any material respect the existing use of the property affected by such Encumbrance or imperfection, (d) all Encumbrances of record; provided that they do not individually or in the aggregate materially detract from the value of the business of the Company or interfere with the ordinary conduct of the business of the Company, (e) all local and other building and zoning Laws now or hereafter in effect relating to or affecting any real property, provided that they do not individually or in the aggregate materially detract from the value of the business of the Company or interfere with the ordinary conduct of the business of the Company, (f) all leases, subleases, licenses and occupancy and/or use agreements affecting any of the Company's real property assets (or any portion thereof) and (g) Encumbrances that are disclosed in the Company SEC Documents.

"Person" means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or any other business entity or association or any Governmental Authority.

"SEC" means the Securities and Exchange Commission. "Securities Act" means the Securities Act of 1933, as amended.

"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

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"Series A Preferred Shares" means the shares of Series A Preferred Stock purchased at the Closing by the Purchaser.

"Series A Preferred Stock" means the Company's Series A Preferred Stock, $0.0001 par value per share.

"Series B Preferred Stock" means the Company's Series B Preferred Stock, $0.0001 par value per share.

"Shares" means the Series A Preferred Shares and the Common Shares purchased at the Closing by the Purchaser.

"Subsidiary" and "Subsidiaries" means any Person of which at least a majority of the securities or other interests, having by their terms ordinary voting power to elect a majority of the board of directors of such other Person (or others performing similar functions with respect to such other Person), is directly or indirectly owned or controlled by the Company or by any one or more of the Subsidiaries.

"Transaction Agreements" means this Agreement, the Investor Rights Agreement any other agreements, instruments or documents entered into between Amegy and the Company in connection with this Agreement.

"Transfer" means any bona fide sale, assignment, encumbrance, grant of security interest in, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, without limitation, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of all or any portion of a security, any interest or rights in a security, or any rights under this Agreement.

2.           Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that the following representations and warranties are true and complete as of the date of this Agreement and as of the Closing Date, except for those representations and warranties that speak as of a specific date.

2.1      Organization, Good Standing, Corporate Power and Qualification. The Company and each Subsidiary is (a) duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own and operate its properties, to carry on its business as presently conducted and as proposed to be conducted, and (c) is duly qualified to .transact business and is in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

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2.2      Authorization. All corporate action required to be taken by the Company's Board of Directors (the "Board of Directors") and the Company's stockholders in order to authorize the Company to enter into the Transaction Agreements, to issue the Shares at the Closing and to issue the shares of Common Stock issuable upon conversion of the Series A Preferred Shares, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing. The Transaction Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company, in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities Laws.

2.3      Capitalization; Equity Interests.

(a)      Immediately prior to the issuance of the Shares, the authorized and the issued and outstanding capital stock of the Company will consist of (i) 75,000,000 shares of Common Stock, 18,668,575 shares of which are issued and outstanding, all of which outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities Laws, and (ii) 10,000,000 shares of Preferred Stock, $0.0001 par value per share ("Preferred Stock"), of which (A) 130,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing, with respect to which the rights, privileges and preferences of the Series A Preferred Stock are as stated in the Certificate and as provided by the Delaware General Corporation Law and (B) 15,016 shares have been designated Series B Preferred Stock, none of which are issued and outstanding immediately prior to the Closing, with respect to which the rights, privileges and preferences of the Series B Preferred Stock are as stated in the Certificate and as provided by the Delaware General Corporation Law.

(b)      The Company has reserved shares of Common Stock for issuance to officers, Directors, employees and consultants of the Company pursuant to its equity incentive plans duly adopted by the Board of Directors and approved by the Company's stockholders (the "Stock Plans"). Of such reserved shares of Common Stock, 903,500 shares are issuable under options that have been granted under the Stock Plans and that are currently outstanding and 146,681 shares remain available for issuance under options that may be granted pursuant to the Stock Plans. In addition, the Company has reserved 1,150,000 shares of Common Stock for issuance pursuant to stock options granted to certain persons other than under the Stock Plans and that are currently outstanding.

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(c)      Except for (i) the conversion privileges of the Series A Preferred Shares, (ii) the conversion privileges of the shares of Series B Preferred Stock to be issued to Off-Shore under the Off-Shore Series B Securities Purchase Agreement and (iii) the Shares of Common Stock issuable under options granted as set forth in Section 2.3(b), are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company or any Subsidiary any shares of Common Stock, any shares of Preferred Stock or any other equity securities, or any securities convertible into or exchangeable for shares of Common Stock, Preferred Stock or other equity securities or ownership interests of the Company or any Subsidiary.

(d)      The Company owns no Subsidiaries other than the Subsidiaries disclosed in the Company SEC Documents. The Company owns all of the outstanding equity interests in each Subsidiary. Except for the Subsidiaries, neither the Company nor any Subsidiary currently owns or controls, directly or indirectly, any interest in any other Person. Neither the Company nor any Subsidiary is a participant in any joint venture, partnership or similar arrangement.

(e)      Except as provided in the Investor Rights Agreement, neither the Company nor any Subsidiary is under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. No stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company or any of the equity securities of any Subsidiary.

2.4      Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms of and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and applicable state and federal securities Laws. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to the filings described in Section 2.5(b) below, the Shares will be issued in compliance with all applicable federal and state securities Laws. The shares of Common Stock issuable upon conversion of the Series A Preferred Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities Laws._ Based in part upon the representations of the Purchaser in Section 3 of this Agreement, and subject to Section 2.5 below, the shares of Common Stock issuable upon conversion of the Series A Preferred Shares will be issued in compliance with all applicable federal and state securities Laws.

2.5      Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required on the part of the Company or any of its Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement or any of the other Transaction Agreements, except for (i) the filing of the Certificate, which will have been filed as of the Closing, (ii) filings pursuant to Regulation D of the Securities Act and applicable state securities Laws, which the Company has made or will make in a timely manner and (iii) filings under the periodic reporting provisions of the Securities Exchange Act.

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2.6      Affiliate Transactions. Except for the matters set forth on Exhibit D attached hereto, neither the Company nor any of its Subsidiaries has entered into any transaction with any Affiliate of the Company.

2.7      Debt. Except for the Amegy Debt, the Off-Shore Debt, trade debt incurred in the ordinary course of business payable within 90 days of incurrence or indebtedness described on Exhibit E attached hereto, neither the Company nor any of its Subsidiaries has any liability for the borrowing of money or the guarantee of any indebtedness by the Company or any Subsidiary of the Company.

2.8      Pro Forma Balance Sheet. The Pro Forma Consolidated Balance Sheet set forth on Exhibit F attached hereto reflects the Company's good faith calculation as of the date hereof of the consolidated balance sheet of the Company immediately following the Closing. The information set forth in such balance sheet is subject to such adjustments and other changes as may be necessary in accordance with generally accepted accounting principles.

2.9      Properties and Assets. Each of the Company and its Subsidiaries has good and marketable title to the respective material properties and assets purported to be owned by it (including the Nicaraguan Concessions, as described in the Company SEC Documents), and good title to the respective material leasehold interests purported to be held by it, in each case subject to no liens, charges, encumbrances, security interests, pledges, equities, agreements, voting trusts, proxies, restrictions and claims of any kind or nature whatsoever ("Encumbrances"), other than Permitted Encumbrances or any Encumbrances created in connection with the Amegy Debt or the Off-Shore Debt.

2.10   No Brokers or Finders. No Person has or will have, as a result of any act or omission of the Company or any Subsidiary, any right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by the Transaction Agreements.

2.11   Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser or its attorneys or agents in connection with its decision to purchase the Shares, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Transaction Agreements delivered by the Company to the Purchaser or their agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company or any Subsidiary that have not been set forth in this Agreement, the exhibits, the Transaction Agreements or in other documents delivered to the Purchaser or its attorneys or agents in connection herewith.

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2.12   Company SEC Documents. As of their respective dates, or as of the date of the last amendment thereof, if amended after filing, none of the Company SEC Documents (including all schedules thereto and disclosure documents incorporated by reference therein), contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company SEC Documents, as of the time of filing or as of the date of the last amendment thereof, if amended after filing, complied in all material respects with the Securities Exchange Act or the Securities Act, as applicable. The consolidated financial statements of the Company included in the Company SEC Documents fairly present in conformity in all material respects with generally accepted accounting principles applied on a consistent basis the consolidated financial position of the Company as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended.

3.           Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

3.1      Authorization. The Purchaser is duly organized and validly existing under the Laws of the jurisdiction of its organization. The Purchaser has financial power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities Laws.

3.2      Purchase Entirely for own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser hereunder will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third party with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3      Disclosure of Information. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company's management and has reviewed the Company SEC Documents. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 or the right of the Purchaser to rely thereon.

3.4      Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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3.5      Restricted Securities. The Purchaser understands that the Shares have not been, and will not (other than pursuant to the Investor Rights Agreement) be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, or the Common Stock into which the Shares may be converted, for resale, except as set forth in the Investor Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation to, and which the Company may not be able to, satisfy.

3.6      Legends. The Purchaser understands that the Shares and any securities issued in respect of or in exchange for the Shares, may bear one or more legends substantially in the form of the following:

(a)      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF THE SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

(b)      Any legend set forth in, or required by, the other Transaction Agreements.

(c)      Any legend required by the securities Laws of any state to the extent such Laws are applicable to the Shares represented by the certificate so legended.

3.7      Purchaser Can Protect its Interest. The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Transaction Agreements. The Purchaser has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder, and understands that such investment bears a high degree of risk and could result in a total loss of the Purchaser's investment. The Purchaser acknowledges that it is not relying upon any Person in making its investment or decision to invest in the Company.

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3.8      No Brokers or Finders. No Person has or will have, as a result of any act or omission of the Purchaser, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

4.           Conditions to the Purchaser's Obligations at Closing. The obligation of the Purchaser to purchase the Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1      Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Closing.

4.2      No Material Adverse Change. Since the date of the filing of the most recently-filed Company SEC Document, there has been no occurrence that has had or could have a Material Adverse Effect.

4.3      Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.4      Company Compliance Certificate. The Chief Executive Officer or the President of the Company shall have delivered to the Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

4.5      Qualifications. All consents, waivers, notices, authorizations, approvals or permits, if any, of any Governmental Authority or any other third party that are required or necessary in connection with the lawful issuance and sale of the Shares pursuant to this Agreement and for the consummation of the other transactions contemplated hereunder shall have been obtained by the Company and shall be effective as of the Closing.

4.6      Certificates. The Company shall have filed the Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

4.7      Share Certificates. The Company shall have delivered to the Purchaser share certificates representing the Shares purchased by the Purchaser hereunder.

4.8      Investor Rights Agreement. The Company shall have executed and delivered the Investor Rights Agreement to the Purchaser.

4.9      Termination of Off-Shore Debt and Documents. Off-Shore shall have delivered to the Company, and the Company shall have delivered to the Purchaser copies of, all documents necessary to evidence the conversion, exchange and payment in full of the Off-Shore Debt into and for the shares of Series B Preferred Stock to be purchased by Off-Shore under the Off-Shore Series B Securities Purchase Agreement and the termination of all agreements and instruments relating to the Off-Shore Debt, all which documents shall reasonably be satisfactory to the Purchaser.

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4.10      Secretary's Certificate. The Secretary of the Company shall have delivered to the Purchaser at the Closing a certificate certifying (0 the Certificate of Incorporation of the Company, (ii) the Bylaws of the Company and (iii) resolutions of the Board of Directors approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements.

4.11      Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents will include good standing certificates.

5.           Conditions of the Company's Obligations at Closing. The obligations of the Company to sell the Shares to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1      Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all respects as of the Closing.

5.2      Performance. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

5.3      Purchaser Compliance 'Certificate. An authorized representative of the Purchaser shall deliver to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled with respect to the Purchaser.

5.4      Qualifications. All authorizations, approvals or permits, if any, of any Governmental Authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5.5      Investor Rights Agreement. The Purchaser shall have executed and delivered the Investor Rights Agreement.

5.6      Amegy Notes. Amegy shall have delivered to the Company the Amegy Notes.

5.7      Personal Guaranty. Amegy shall have delivered to the Company the Guaranty dated February 16, 2011, of Stanton E. Ross.

5.8      Amegy Warrant. Amegy shall have delivered to the Company the Amegy Warrant.

5.9      Termination of Amegy Debt and Documents. Amegy shall have delivered to the Company all documents reasonably necessary to evidence the conversion, exchange and payment in full of the Amegy Debt into and for the Shares, the forgiveness of the balance of the Amegy Debt and the termination of the Amegy Debt Documents.

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5.10    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and the Company (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents will include good standing certificates.

6.         Indemnification. Without limiting any other provision of this Agreement or any of the Transaction Agreements, the Company shall indemnify, defend and hold harmless the Purchaser, the Purchaser's Affiliates and each of its directors, officers, partners, managers, members, stockholders, subsidiaries, employees, agents and representatives (each a "Purchaser Indemnified Person") from and against and be liable for any and all liabilities, damages, losses, obligations, taxes, proceedings, demands, judgments and settlements, whether asserted by third parties or incurred or sustained in the absence of third-party claims and whether or not foreseeable, costs and expenses (including interest, penalties and reasonable attorneys' fees) and all amounts paid in investigation, defense or settlement of any of the foregoing that may be sustained or suffered by any such Purchaser Indemnified Person, to the extent related to or arising, directly or indirectly, out of, caused by or resulting from (i) any breach of any representation or warranty made by the Company in this Agreement, any certificate or other instrument or document furnished by the Company or any Transaction Agreement, or (ii) any breach of any covenant or agreement made by the Company in this Agreement or any Transaction Agreement.

7.         Release and Indemnification. Each of the Company and each of the Subsidiaries, individually and on behalf of its respective directors, officers, employees, agents, principals, predecessors, successors and assigns (the "Releasing Parties"), hereby unconditionally and irrevocably compromises, settles and fully releases and forever discharges Amegy and its present and former officers, servants, employees, attorneys, agents, principals, directors, shareholders, subsidiaries, predecessors, successors and assigns (the "Released Parties") from and indemnifies the Released Parties against any and all costs, expenses (including, but not limited to, any fees and expenses incurred in any bankruptcy proceeding), claims, demands, damages, actions, causes of action, liability or suits at law or in equity, of whatever kind or nature, including but not limited to fraudulent inducement claims, whether arising under state or federal law, rule or regulation, which any of them now has, in the past had, or in the future may have against the Released Parties or any of them, whether known or unknown, asserted or unasserted, that directly or indirectly in any way relate to, are based upon, or arise out of any circumstance, event, matter, occurrence, course of dealing, transaction, fact, act, omission, obligation, duty, responsibility, warranty, statement or representation whatsoever related in any way to the Amegy Debt, the Amegy Debt Documents, the Amegy Letters of Credit and any other documents or instruments executed in connection with the Amegy Debt or in evidence of any indebtedness between the Company or the Subsidiaries and Amegy (all of which claims are referred to collectively as the "Released Claims"), INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, RELEASED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF A RELEASED PARTY, provided that the obligations of the Releasing Parties under this Section 7 shall not apply to the extent a Released Claim arose from a Released Party's gross negligence or willful misconduct. Each Releasing Party hereby covenants and agrees not to in any manner whatsoever (i) sue any Released Party in any court or tribunal or bring any action, lawsuit or cause of action (whether by way of direct action, counterclaim, crossclaim or interpleader) against any Released Party in any manner whatsoever based upon any matter directly or indirectly related to any Released Claim or (ii) challenge the validity of or attempt to avoid any transfer made or described hereunder. Each Releasing Party hereby agrees, unconditionally and irrevocably, to defend, indemnify and hold harmless each of the Released Parties from all Released Claims (collectively, the "Indemnified Claims"), INCLUDING RELEASED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF A RELEASED PARTY, provided that the obligations of the Releasing Parties under this Section 7 shall not apply to the extent a Released Claim arose from a Released Party's gross negligence or willful misconduct. Each Releasing Party will indemnify, defend and hold harmless the Released Parties from the Indemnified Claims by all appropriate proceedings to a final conclusion or settlement, at the discretion of the Released Parties.

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8.          No Transfer Period. During the period commencing on the Closing Date and terminating on the 180th calendar day after the Closing Date hereof, the Purchaser covenants and agrees that it shall not Transfer any of the Shares purchased by it hereunder (or any shares of Common Stock issued upon any conversion of any of the Series A Preferred Shares purchased by it hereunder) other than to any of its Affiliates.

9.           Miscellaneous.

9.1      Survival. The representations, warranties, covenants and agreements of the Company (and each of its Subsidiaries) and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by the Purchaser, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Purchaser or any of their representatives.

9.2      Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto (other than the rights of Purchaser Indemnified Persons under Section 6) or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.3      Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the Laws or any jurisdiction other than the State of Texas.

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9.4      Waiver Of Jury Trial. THE COMPANY, AND EACH OF ITS SUBSIDIARIES, AND THE PURCHASER EACH WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ANY OF THE PARTIES HERETO ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.5      Jurisdiction, Venue. Forum Non Conveniens. THE COMPANY, AND EACH OF ITS SUBSIDIARIES, AND THE PURCHASER EACH HEREBY IRREVOCABLY SUBMITS IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN HARRIS COUNTY IN THE STATE OF TEXAS AND WAIVES ANY AND ALL OBJECTIONS TO JURISDICTION THAT IT MAY HAVE UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE.

THE COMPANY, AND EACH OF ITS SUBSIDIARIES, AND THE PURCHASER EACH WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 9.5.

9.6      Counterparts. This Agreement may be executed and delivered (including by fax or electronic transmission) in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

9.7      Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.8      Notices.

(a)      All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their facsimile number or address as set forth on the signature page, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 9.8.

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(b)      If notice is given to Amegy, a copy shall also be sent to Laura J. McMahon, Fulbright & Jaworski L.L.P. 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Facsimile (713) 651-5246.

(c)      If notice is given to the Company, a copy shall also be given to Christian J. Hoffmann III, Quarles & Brady LLP, One Renaissance Square, Two North Central Avenue, Phoenix AZ 85004, Facsimile: (602) 229-6590.

9.9      Fees and Expenses. Each party shall pay all of its own costs, fees and expenses relating to the transactions contemplated under this Agreement.

9.10   Attorney's Fees. If any proceeding at Law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.11   Amendments and Waivers. Any term or provision hereof may be amended, terminated or waived, either retroactively or prospectively and either generally or in a particular instance, with the written consent of the Company and the holders of at least majority of the Shares purchased hereunder (determined on an as-converted to Common Stock basis).

9.12   Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision of this Agreement.

9.13   Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

9.14   Entire Agreement. This Agreement (including the schedules and exhibits hereto and any other documents or agreements delivered pursuant hereto), the Certificate and the other Transaction Agreements constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the parties are expressly canceled.

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9.15   Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

9.16   Stamp Tax, Delivery Costs. Other Taxes. The Company will pay all stamp, any other transfer or sales taxes and any taxes relating to the forgiveness of the Amegy Debt hereunder, if any, which may be payable in respect of the sale or other transfer of the Shares to the Purchaser, the issuance thereof to the Purchaser and the forgiveness of the Amegy Debt, and will hold the Purchaser harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, each of the Company and the Purchaser have executed this Agreement as of the date first above written, and each of the Company's Subsidiaries have executed this Agreement for purpose of providing the release set forth in Section 7 hereof and related covenants and agreements.

COMPANY:		PURCHASER:

INFINITY ENERGY RESOURCES, INC.		AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Stanton E. Ross	By:	/s/ A. Stephen Kennedy
Name: Stanton E. Ross		Name: A. Stephen Kennedy
Title: President and Chief Executive Officer		Title: Executive Vice President and Manager - Energy Group

Address: 11900 College Blvd., Suite 204		Address: 4400 Post Oak Parkway
Overland Park, Kansas 66210		Houston, Texas 77027
Facsimile: (913) 338-4455		Facsimile: (713) 561-0345

SUBSIDIARIES:

INFINITY OIL & GAS OF KANSAS, INC.

By:	/s/ Stanton E. Ross
Name: Stanton E. Ross
Title: President and Chief Executive Officer

INFINITY OIL & GAS OF TEXAS, INC.

By:	/s/ Stanton E. Ross
Name: Stanton E. Ross
Title: President and Chief Executive Officer

INFINITY OIL & GAS OF WYOMING, INC.

By:	/s/ Stanton E. Ross
Name: Stanton E. Ross
Title: President and Chief Executive Officer

EXHIBITS A, B & C

[Note: the Certificate of Designation (Exhibit A), Investor Rights Agreement (Exhibit B) and the Off-Shore Series B Stock Purchase Agreement (Exhibit C) are filed in their final forms as Exhibits 99.4, 99.3, and 99.2, respectively, to the Form 8-K dated April 19, 2012.]

EXHIBIT D

Transactions with Affiliates

Exhibit D to Stock Purchase Agreement

Director Compensation

The Company's sole outside director is Leroy C. Richie. He has received no cash compensation since January 1, 2008 and $147,500 in directors fees have accrued through December 31, 2011

In February 2011 he was granted 125,000 stock options for his service on the Board. Such options vested immediately, are exercisable at a price of $5.25 per share and will expire on February 9, 2021. In April 2009 he was granted 155,750 stock options that vested immediately and are exercisable at a price of $0.26 per share for a ten-year term. In August 2011, the Company granted option to purchase 125,000 shares of its common stock to Mr. Richie for his service on the Board, which options are exercisable at a price of $7.50 per share through August 8, 2021.

Executive Compensation

Due to the financial condition of the Company, Mr. Ross has deferred the receipt of his salary since January 2009. As of December 31, 2011, a total of $235,208 of salary and $14,331.66 of expenses had accrued. In July 2010, he applied $64,792 of deferred salary to exercise 249,200 shares at $0.26 per share.

Mr. Hutchins began serving the Company as Chief Financial Officer in August 2007. Commencing at such point, Mr. Hutchins has been compensated at a rate of $100,000 per year. Since January 2009 he has deferred his compensation, which totaled $300,000 as of December 31, 2011. The Company's office was located in Denver, Colorado until November 2008 when it was moved to the offices of the accounting firm of Hutchins and Haake, LLC, an affiliate of Daniel F. Hutchins, who is a also a director of the Company.

Such firm provides accounting, tax, bookkeeping and administrative services to the Company and bills the Company at its standard billing rates for these services plus out-of-pocket expenses.. The amounts due to Mr. Hutchins' firm for services provided were $514,885.26 and for out-of-pocket expenses were $2,451.98 as of December 31, 2011. Due to the Company's financial situation, it has been unable to pay any of these amounts and it has accrued them for such periods.

Amounts that Hutchins and Haake would otherwise have billed to the Company are after deduction of Mr. Hutchins' annual salary of $100,000. Mr. Hutchins bills the Company at his standard rate of $195 per hour for the services that he renders through his accounting firm. All compensation and expenses accruing to Mr. Hutchins and his accounting firm are included in general and administrative expenses of the Company.

Stock Options

The following set forth the stock options that the Company granted to Messrs. Ross and Hutchins through December 31, 2011.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ross	60,000			$4.26	06/17/2014
	20,000			$8.50	02/03/2015
	40,000			$7.51	07/18/2015
	50,000			$6.48	05/23/2016
	100,000			$3.97	10/10/2016
	70,000			$3.06	05/17/2017
	200,000			$5.25	02/10/2021
	200,000			$7.50	08/02/2021

Hutchins	25,000			$2.15	08/21/2017
	155,750			$0.26	04/01/2018
	175,000			$5.25	02/10/2021
	175,000			$7.50	08/02/2021

Revenue Sharing Agreement

On June 6, 2009 the Company entered into a Revenue Sharing Agreement with the officers and directors for services provided. Infinity assigned to officers and directors a monthly payment (the “RSP”) equal to the revenue derived from one percent (1%) of 8/8ths of Infinity’s share of the hydrocarbons produced at the wellhead from the Nicaraguan Concessions, which amounts is allocated 40% to Stanton E. Ross, 35% to Daniel F. Hutchins and 25% to Leroy C. Richie. The RSP shall bear its proportionate share of all costs incurred to deliver the hydrocarbons to the point of sale to an unaffiliated purchaser, including its share of production, severance and similar taxes, and certain additional costs. The RSP shall be paid by the last day of each month based on the revenue received by Infinity from the purchaser of the production during the previous month from the Nicaraguan Concessions. The Revenue Agreement does not create any obligation for Infinity to maintain or develop the Nicaraguan Concessions, and does not create any rights in the Nicaraguan Concessions for officers and directors.

Off-Shore Finance, LLC

On March 23, 2009, the Company entered into a Securities Purchase Agreement dated effective as of March 23, 2009, with Off-Shore Finance, LLC, an accredited investor, to issue a subordinated secured promissory note in the aggregate principal amount of up to $1,275,000 and a one percent (1%) revenue sharing interest with respect to the Nicaragua Concessions. As of December 31, 2009 Off-Shore had funded $1,275,000 (the “Funding Amount”) to Infinity. The managing partner of Off-Shore and Mr. Hutchins, the CFO of Infinity are partners in the accounting firm of Hutchins and Haake, LLC, which the Company uses for its corporate office.

In connection with the foregoing loan, the Company entered into a revenue sharing agreement (the “Revenue Agreement”), Infinity assigned to Off-Shore a monthly payment (the “RSP”) equal to the revenue derived from one percent (1%) of 8/8ths, or 100%, of Infinity’s share of the hydrocarbons produced at the wellhead from the Concessions. The RSP bears its proportionate share of all costs incurred to deliver the hydrocarbons to the point of sale to an unaffiliated purchaser, including its share of production, severance and similar taxes, and certain additional costs. The RSP shall be paid to Off-Shore by the last day of each month based on the revenue received by Infinity from the purchaser of the production during the previous month from the Concessions. The Revenue Agreement does not create any obligation for Infinity to maintain or develop the Concessions, and does not create any rights in the Concessions for Off-Shore. At any time within three (3) years from the date of the Revenue Agreement, Infinity has the right to redeem the RSP by paying Off-Shore a sum equal to ten (10) times the Funding Amount, or $12,750,00, until March 22, 2012. Upon the redemption of the RSP by Infinity, the Revenue Agreement shall terminate.

Amounts Due Affiliates

Due Hutchins & Haake, LLC, Certified Public Accountants
Fees (in accrued expenses)	514,885.26
Expenses	2,451.98	517,337.24

Due Daniel Hutchins - deferred salary (2009, 2010 and 2011)		300,000.00

Due Off-Shore Finance		19,172.84

Due Stanton Ross
Deferred salary (2009, 2010 and 2011)	235,208.00
Expenses	14,331.66	249,539.66

Due Leroy Richie - director fees (2008 - 2011)		147,500.00

TOTAL at 12-31-2011		1,233,549.74

EXHIBIT E

Existing Debt

Debt excluding Amegy, Off-Shore and trade payables aged less than 90 days:

Trade payables and accruals, aged over 90 days at 12/31/11

Infinity Energy Resources

Trade accounts	328,592.00

Other accruals - Pre 2008 no detail	458,914.53	787,506.53

Infinity Oil and Gas of Wyoming

Trade accounts	156,519.83

Other accruals - aged more than 90 days	84,740.14	241,259.97

Infinity Oil and Gas of Texas

Trade accounts	2,728,107.06

Other accruals - aged more than 90 days	520,905.82

Accrual - LDH	1,916,250.00

Accrual - Berge	234,000.00	5,399,262.88	6,428,029.38

Due Enerven - note

Principal		278,022.42

Interest		133,142.04	411,164.46

Due Santos

Principal		410,500.00

Interest		81,245.00	491,745.00

TOTAL			7,330,938.84

EXHIBIT F

Pro Forma Balance Sheet

INFINITY ENERGY RESOURCES, INC. AND SUBSIDIARIES
Pro forma Consolidated Balance Sheets

	Actual		Pro forma
ASSETS	December 31	Adjustment	December 31,
	2011		2011
Current assets
Cash	217		217
Accounts receivable	2,992		2,992
Prepaid expenses	7,500		7,500

Total current assets	10,709		10,709

Oil and gas properties, using full cost accounting, net of accumulated depreciation, depletion, amortization and ceiling write-down
Unproved	3,844,080		3,844,080

Total assets	3,854,789		3,854,789

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities

Checks written in excess of cash

Revolving credit facility to bank, net of discount of $0 at both 2011 and 2010	11,407,252	(11,407,252)
Note payable to vendor	278,022		278,022
Current portion, subordinated note payable to related party, net of discount of $83,088 at December 31, 2011	1,186,353	(1,186,353)
Accrued interest on subordinated note	232,112	(232,112)
Accounts payable	3,280,339		3,280,339
Accrued liabilities	4,904,077		4,904,077
Accrued interest and fees — bank and other	8,156,254	(8,156,254)
Current portion of asset retirement obligations	432,027		432,027

Total current liabilities	29,876,436		8,894,465

Long-term liabilities	855,292		855,292
Asset retirement obligations, less current portion
Subordinated note payable to related party, net of discount of $350,483 at December 31, 2010, net of current portion
Accrued interest on subordinated note
Derivative liabilities	600,763	(600,763)
Total long-term liabilities	1,456,055		855,292

Total liabilities	31,332,491		9,749,757

Commitments and contingencies (Note 7)

Stockholders' deficit

Preferred stack, par value $.0001, authorized 10,000,000 shares, 144,185 issued and outstanding		14	14
Common stock, par value $.0001, authorized 75,000,000 shares, issued and outstanding 18,668,575 shares at December 31, 2011 and 2010	1,866	200	2,066
Additional paid-in capital	80,322,722	16,618,484	96,941,206
Accumulated deficit	(107,802,290)	4,964,036	(102,838,254)
Total stockholders' deficit	(27,477,702)		(5,894,968)

Total liabilities and stockholders' deficit	3,854,789		3,854,789